                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4257

                              SCUDDER VALUE SERIES
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman High Return Equity Fund

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.97%	5.63%	9.96%	14.93%
Class B	14.02%	4.78%	9.06%	13.95%
Class C	14.08%	4.83%	9.11%	14.00%
Class R	14.67%	5.26%	9.54%	14.46%
S&P 500 Index+	12.86%	2.74%	-1.83%	11.86%
Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Class I	15.32%	6.06%	10.43%	13.55%
S&P 500 Index+	12.86%	2.74%	-1.83%	9.80%
Scudder-Dreman High Return Equity Fund	1-Year	Life of Class**
Institutional Class	15.33%	13.62%
S&P 500 Index+	12.86%	13.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,836	$11,109	$15,152	$37,893
	Average annual total return	8.36%	3.57%	8.67%	14.25%
Class B	Growth of $10,000	$11,102	$11,303	$15,331	$36,921
	Average annual total return	11.02%	4.17%	8.92%	13.95%
Class C	Growth of $10,000	$11,408	$11,519	$15,463	$37,088
	Average annual total return	14.08%	4.83%	9.11%	14.00%
Class R	Growth of $10,000	$11,467	$11,663	$15,771	$38,602
	Average annual total return	14.67%	5.26%	9.54%	14.46%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$30,678
	Average annual total return	12.86%	2.74%	-1.83%	11.86%
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$11,532	$11,932	$16,420	$31,720
	Average annual total return	15.32%	6.06%	10.43%	13.55%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$23,379
	Average annual total return	12.86%	2.74%	-1.83%	9.80%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/04
Scudder-Dreman High Return Equity Fund		1-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,153,300	$1,338,400
	Average annual total return	15.33%	13.62%
S&P 500 Index+	Growth of $1,000,000	$1,128,600	$1,333,700
	Average annual total return	12.86%	13.65%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 11/30/04	$ 41.25	$ 41.08	$ 41.13	$ 41.23	$ 41.22	$ 41.25
11/30/03	$ 36.44	$ 36.29	$ 36.34	$ 36.45	$ 36.43	$ 36.46
Distribution Information: Twelve Months: Income Dividends as of 11/30/04	$ .59	$ .27	$ .30	$ .73	$ .51	$ .73
Class A Lipper Rankings — Equity Income Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	130	of	223	59
3-Year	80	of	156	51
5-Year	9	of	134	7
10-Year	2	of	61	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,096.00	$ 1,091.40	$ 1,091.70	$ 1,097.70	$ 1,094.30	$ 1,097.50
Expenses Paid per $1,000*	$ 5.91	$ 10.29	$ 9.99	$ 4.28	$ 7.48	$ 4.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,019.43	$ 1,015.23	$ 1,015.51	$ 1,020.99	$ 1,017.93	$ 1,020.77
Expenses Paid per $1,000*	$ 5.69	$ 9.92	$ 9.63	$ 4.12	$ 7.21	$ 4.34

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Institutional Class
Scudder-Dreman High Return Equity Fund	1.12%	1.96%	1.91%	.81%	1.42%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman High Return Equity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman High Return Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $12 billion in assets as of November 30, 2004.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 1988.

Founder and Chairman, Dreman Value Management, LLC since 1977.

F. James Hutchinson

Portfolio Manager.

Began investment career in 1986.

Joined the fund team in 2001.

Prior to that, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment areas, including President of The Bank of New York (NJ).

In the following interview, Lead Portfolio Manager David N. Dreman addresses the economy, the management team's approach and the resulting performance of Scudder-Dreman High Return Equity Fund for the year ended November 30, 2004.

Q:  Will you provide an overview of market conditions during the past year?

A:  The annual period got off to a strong start, with robust growth in the US economy and corporate earnings. Interest rates and inflation remained relatively low and the weak US dollar buoyed many large multi-national companies.

Soon after the new year in 2004, however, the market grew volatile. More muted economic growth disappointed and caused investors to question the strength and longevity of economic recovery. Investor sentiment was further tested by the unfolding events in Iraq, historically high energy prices and the hotly contested US presidential campaign.

Confused and trepidatious investors rotated into and out of traditionally defensive and more economically-sensitive stocks and industry sectors, creating a challenging investment environment.

Q:  How did the fund perform amid these challenges?

A:  All in all, it was a good year for the fund. Scudder- Dreman High Return Equity Fund Class A shares posted a total return of 14.97% during the year ended November 30, 2004. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.) This compares with the 12.86% total return of the benchmark Standard & Poor's 500 (S&P 500)1, and the 15.94% average total return of its peers in the Equity Income Funds category, as tracked by Lipper Inc., for the same period.2

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Equity Income Funds category consists of funds that seek relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe.

While we are pleased with the fund's absolute performance, we are somewhat disappointed that it underperformed its peers during the one-year period. Our goals are long-term, however, and we are very proud of the fund's record of competitive results over time. Among its peers in the Equity Income Funds category tracked by Lipper Inc. for the one-, five-, 10- and 15-year periods ended November 30, 2004, Scudder-Dreman High Return Equity Fund is ranked: #130 of 223; #9 of 134; #2 of 61; and #1 of 25 funds, respectively.3 Of course, past performance does not guarantee future results.

3 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Q:  Will you describe your contrarian philosophy and how it informs your investment management decisions?

A:  The classic contrarian value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below their intrinsic values, with prices that are low relative to their earnings (P/E) (the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF).4 Typically, these types of companies provide potential for above-market returns over time.

4 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We base our stock selection solely on fundamental, "bottom-up" analysis, a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a result of individual stock selection.

Q:  Which investment management strategies or particular stocks contributed to performance?

A:  The fund's two heaviest overweight positions (proportionately larger) relative to the benchmark S&P 500 proved most advantageous: energy — particularly integrated oil companies; and consumer staples — which in the case of this fund, is made up primarily of tobacco companies.

The strongest performance came from energy stocks, which accounted for more than 12% of the fund's total assets as of November 30, 2004. Results were driven by historically high oil and natural gas prices: crude oil topped $50 a barrel in October. We took advantage of a break in oil prices early in November by adding to the portfolio's energy stake. We were able to capture a good portion of the run-up when prices rose again.

Among individual energy holdings, Transocean, Inc., one of the leading providers of offshore contract drilling services, and diversified energy giants ConocoPhillips and Chevron Texaco Corp. — both among the fund's 10 largest positions — contributed most to performance.

Transocean, Inc., which specializes in deep-water drilling and exploration of other harsh environments, was the top performer. Surging oil prices and turmoil in the Middle East have helped convince investors of the need for more domestic exploration. Deep water remains one of the few places where scientists believe meaningful discoveries can be made. The company's service is in huge demand.

ConocoPhillips is an integrated global energy company, with oil and gas exploration, production, and refinery businesses, among others. The company benefited from its relatively larger stake than other diversified energy companies in the refinery business, which has been growing steadily since the 1980s when new environmental laws caused nearly half of all operating US refineries to shut down. During the period, ConocoPhillips significantly outperformed analyst earnings estimates. And we believe there is room for future growth.

Rising demand and high prices fueled record earnings and revenue growth for Chevron Texaco Corp., whose integrated petroleum operations span 180 countries, including the US. During the period, the company also reported several important oil and gas discoveries, the success of plans designed to increase operating efficiency, and the implementation of strategies for the company's future.

While prices have declined marginally from their October highs, we do not expect a dramatic decrease in the energy prices in the near future. Increasing global demand for crude oil has put pressure on existing supplies. To that end, we're seeing the large integrated oil companies moderately increasing their exploration efforts, which should help support the smaller drillers and other oil services companies as well. Despite their substantial appreciation throughout the past year, we believe that ConocoPhilips and Chevron Texaco Corp. continue to be attractive, with earnings growth rates that currently exceed the benchmark S&P 500 average and price-to-earnings multiples below. Additionally, we believe both companies offer the potential for higher dividend yields than the benchmark average. All of which, we believe, adds up to outstanding opportunity for shareholders.

Two of the portfolio's 10 largest holdings — UST, Inc. and Reynolds American, Inc. — did exceptionally well.

UST, Inc. is engaged primarily in the manufacture and marketing of smokeless tobacco products. During the period, increased sales and higher selling prices helped the company grow earnings beyond analyst estimates. The company managed to maintain its market share despite management's decision to increase prices, while competitors lowered theirs. As the stock price climbed throughout the year, we sought to lock in profits for shareholders by periodically selling some of the portfolio's substantial holdings in UST. With outstanding earnings growth potential and healthy cash flows, however, the stock remains one of the fund's core investments.

Reynolds American, Inc. is a new publicly traded company formed by the merger completed in July of R.J. Reynolds Tobacco Co. and Brown & Williamson Corp. Now the parent company of R.J. Reynolds Tobacco Co. — which has long been among the portfolio's 10 largest holdings — Reynolds American manufactures and markets cigarettes, including top-selling brands Camel, Winston, Salem and Dunhill among others. Increased sales and aggressive cost-cutting measures helped bolster profits, driving the stock's price up significantly during the period. During the period, Reynolds American declared two consecutive quarterly dividends, continuing the practice of its subsidiary, R.J. Reynolds Tobacco Co., which paid 20 consecutive quarterly dividends during the five years in which it was a publicly traded company. Because we believed that the stock was nearly fully valued, we reduced our stake in the company, taking profits for shareholders.

Altria Group, Inc., the fund's largest position, also gained ground during the period, but at a slower pace. Altria Group was held back by the media's focus on several pending court cases filed against the tobacco industry, and Altria Group specifically. In early November, Altria Group announced that it expected the existing court cases to be resolved by the summer of 2005, at which time the company hopes to spin off its Kraft Foods subsidiary, and possibly other assets including Philip Morris International. The market was enthusiastic about the news, helping the company's stock price. We, too, remain optimistic that there will be favorable resolutions to these lawsuits. If indeed that does take place, tobacco valuations, especially that of Altria Group, could rise higher.

Q:  Were there strategies or particular stocks that disappointed during the period?

A:  Among industry sectors, financials were hardest hit, while pharmaceutical companies, a relatively small but important component of the portfolio, accounted for the most significant individual stock losses.

In September 2004, Merck & Co., Inc. saw its stock price cut nearly in half after the company, in an historic move, voluntarily withdrew its popular drug, Vioxx from pharmacy shelves. The recall came after a clinical study linked the drug, which was used to treat osteoarthritis and other joint pain, to a higher incidence of stroke and heart attack. Because it is believed that the company knew of the drug's potential problems long before they became public, many industry watchers believe Merck could end up paying out billions of dollars in damages by the time pending litigation is settled. Competition from generic drugs and the disappointing results of late-stage product testing further damaged earnings and deterred investors from supporting the company.

While we had significantly reduced the portfolio's position prior to the recall, the stock's sharp decline still made an impact on fund performance. We continue to own Merck because we believe that at current levels (as of November 30, 2004) the stock represents good value for shareholders. We expect that, although Vioxx has been lost, the company's full line of profitable products will support the continuation of attractive dividend distributions.

Investors appeared to punish large pharmaceutical companies across the board for the apparent duplicity of Merck's senior executives. Pfizer, Inc., manufacturer of the competing drug, Celebrex, sank despite the company's initial release of extensive clinical test results that appear to prove the drug's safety. There is little such data, however, on Pfizer's promising successor to Celebrex: Bextra was expected to be approved for other uses, but now is facing hurdles and raising questions about future earnings growth generation. Bristol-Myers Squibb Co. suffered losses related to Merck as well, then slipped still further after product-testing failures caused concern about the company's ability to generate earnings growth. After the close of this period, in mid-December, Pfizer shares plummeted as newly released clinical studies suggested that Celebrex might also increase cardio vascular risks when taken in large dosages.

While pharmaceuticals have been among the market's poorest performing stocks, many, including Pfizer and Bristol-Myers, offer excellent upside potential. We are confident that earnings and valuations for these companies should return to their historical norms based on promising products currently in development. Further, the reelection of President Bush bodes well for pharmaceutical companies, given the administration's accommodative policies. Meantime, while we're waiting for their performance to turn around, these companies have continued to pay healthy, often premium, dividend yields to shareholders.

During the period, the financial industry was roiled by controversy. Fannie Mae took its turn under the media microscope, while Marsh & McLennan Companies, Inc. and American International Group, Inc. (AIG) came under fire from New York Attorney General Eliot Spitzer.

In September, Fannie Mae was charged with violating accounting rules and misrepresenting its earnings. Because of the company's alleged misuse of the complicated FASB (Financial Accounting Standards Board) Rule 133, which sets forth guidelines for hedging, the Securities and Exchange Commission (SEC) has directed Fannie Mae to restate its earnings for the past several years.

After the close of the fiscal period, the SEC stated that Fannie Mae's accounting was improper. As a result, the company's chief executive officer has retired and its chief financial officer has resigned.

No strangers to controversy, we intend to maintain the stock's prominent position in the portfolio, despite its cost to the fund's short-term performance. We believe Fannie Mae continues to offer shareholders extreme values, with remarkably low relative P/E ratios and strong earnings growth. Further, it is our opinion that Fannie Mae is poised to benefit from the company's aggressive management of interest rate risk, which could enable them to increase their mortgage portfolio holdings and grow earnings. The stock has already rebounded from its lows and we are confident that the stock will recover as the controversy abates and the media cloud is lifted.

In October 2004, Marsh & McLennan Companies, Inc., the world's largest insurance broker, was charged with allegedly rigging bids and accepting payments, known as "contingent commissions," in return for steering business to favored insurers. The company's chairman and chief executive officer resigned in response. The newly appointed chairman and CEO is working to reach a settlement agreement with Spitzer, who would like to see the company give back some portion of the $1.8 billion it received in contingent commissions during the past three years. Most experts agree that Marsh & McLennan, which also is facing other legal actions, likely will be forced to pay back at least $500 million.

At the time charges were filed, the fund held a relatively small stake in Marsh & McLennan. We sold less than half of the portfolio's position as the stock recovered. Marsh & McLennan accounted for 0.24% of the portfolio's total market value as of the period's end.

AIG, which has long been among the fund's core holdings, also suffered losses due to the controversy, as some of the company's insurance products were implicated in the complaint. We took advantage of weakness in that stock to add to our position and have already recognized gains for the fund. AIG has relatively little brokerage exposure and continues to exhibit fundamental strength, broad risk diversification and prospects for growth.

Q:  Do you have any closing comments for shareholders?

A:  We are pleased with the fund's portfolio composition and optimistic about its performance potential. We believe our time-tested low P/E value approach, which seeks companies with long-term earnings growth and above-market dividend yields, can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted total returns than the broader market over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary November 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	11/30/04	11/30/03

Common Stocks	90%	91%
Cash Equivalents	10%	9%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	11/30/03

Financials	32%	31%
Consumer Staples	21%	23%
Health Care	18%	15%
Energy	15%	10%
Consumer Discretionary	8%	12%
Industrials	3%	4%
Information Technology	3%	3%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (46.6% of of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	9.4%
2. Freddie Mac Supplier of mortgage credit	6.2%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	5.4%
4. ConocoPhillips Producer of petroleum and other natural gases	5.1%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	4.4%
6. Washington Mutual, Inc. Provider of diversified financial services	4.2%
7. Chevron Texaco Corp. Operator of petroleum exploration, delivery and refining facilities	3.7%
8. Bank of America Corp. Provider of commercial banking services	2.9%
9. Reynolds American, Inc. Holding company for R.J. Reynolds Tobacco Company, a cigarette manufacturer	2.7%
10. Electronic Data Systems Corp. Provider of computer outsourcing and consulting services	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Shares	Value ($)

Common Stocks 90.0%
Consumer Discretionary 7.1%
Automobiles 0.6%
Ford Motor Co. (f)	2,573,875	36,497,548
Multiline Retail 0.9%
Federated Department Stores, Inc.	955,925	52,384,690
Specialty Retail 5.6%
Best Buy Co., Inc.	326,270	18,395,103
Borders Group, Inc. (b)	5,115,200	116,524,256
Home Depot, Inc.	2,798,835	116,851,361
Staples, Inc.	2,373,805	75,748,117
		327,518,837
Consumer Staples 19.1%
Food & Drug Retailing 0.3%
Safeway, Inc.*	1,090,725	21,029,178
Tobacco 18.8%
Altria Group, Inc.	9,608,875	552,414,224
Imperial Tobacco Group (ADR)	691,850	36,135,325
Reynolds American, Inc. (f)	2,119,641	160,308,449
Universal Corp. (b)	2,113,950	102,907,086
UST, Inc.	5,828,600	256,633,258
		1,108,398,342
Energy 13.7%
Energy Equipment & Services 1.0%
Transocean, Inc.*	1,461,175	58,841,517
Oil & Gas 12.7%
Apache Corp.	57,950	3,132,777
Burlington Resources, Inc.	45,650	2,118,617
Chevron Texaco Corp.	3,992,134	217,970,516
ConocoPhillips	3,304,273	300,655,800
Devon Energy Corp.	2,119,150	87,775,193
El Paso Corp. (f)	6,132,125	64,019,385
EnCana Corp.	225,300	12,848,859
Kerr-McGee Corp.	902,625	56,170,354
Occidental Petroleum Corp.	46,000	2,769,660
		747,461,161
Financials 29.1%
Banks 13.2%
Bank of America Corp.	3,683,368	170,429,437
KeyCorp	2,442,850	81,322,477
PNC Financial Services Group	1,695,010	92,208,544
Sovereign Bancorp, Inc.	3,566,300	77,923,655
US Bancorp	1,909,250	56,571,078
Wachovia Corp.	1,019,500	52,759,125
Washington Mutual, Inc.	6,012,264	244,759,267
		775,973,583
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	19,044	876,215
Diversified Financial Services 12.7%
CIT Group, Inc.	654,875	27,995,906
Fannie Mae	4,637,250	318,579,075
Freddie Mac	5,340,350	364,532,291
JPMorgan Chase & Co.	998,669	37,599,888
		748,707,160
Insurance 3.2%
American International Group, Inc.	2,364,450	149,787,907
Marsh & McLennan Companies, Inc.	505,900	14,463,681
St. Paul Travelers Companies, Inc.	671,860	24,509,453
		188,761,041
Health Care 15.7%
Health Care Equipment & Supplies 1.0%
Becton, Dickinson & Co.	1,027,640	56,294,119
Health Care Providers & Services 8.7%
AmerisourceBergen Corp.	1,541,600	90,861,904
Cardinal Health, Inc.	850,000	44,438,000
HCA, Inc.	2,099,900	82,778,058
Laboratory Corp. of America Holdings*	2,432,150	116,621,592
Medco Health Solutions, Inc.*	2,241,122	84,535,122
Quest Diagnostics, Inc.	1,031,550	96,707,813
		515,942,489
Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	6,308,750	148,255,625
Merck & Co., Inc.	2,644,520	74,099,450
Pfizer, Inc.	3,397,705	94,354,268
Schering-Plough Corp.	979,775	17,488,984
Wyeth	537,350	21,424,144
		355,622,471
Industrials 2.6%
Industrial Conglomerates
General Electric Co.	1,521,825	53,811,732
Tyco International Ltd.	3,001,980	101,977,261
		155,788,993
Information Technology 2.6%
IT Consulting & Services
Electronic Data Systems Corp. (f)	6,809,561	152,874,644
Utilities 0.1%
Gas Utilities
NiSource, Inc.	197,920	4,312,677
Total Common Stocks (Cost $4,103,731,053)		5,307,284,665
	Principal Amount ($)	Value ($)

US Government Backed 0.5%
US Treasury Bills:
1.66%**, 12/16/2004 (c)	10,000,000	9,993,250
1.77%**, 1/27/2005 (c)	20,000,000	19,945,217
Total US Government Backed (Cost $29,938,467)		29,938,467
	Shares	Value ($)

Securities Lending Collateral 3.9%
Daily Assets Fund Institutional, 2.01% (e) (g) (Cost $227,987,420)	227,987,420	227,987,420

Cash Equivalents 9.5%
Scudder Cash Management QP Trust, 1.97% (d) (Cost $558,391,597)	558,391,597	558,391,597
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,920,048,537) (a)	103.9	6,123,602,149
Other Assets and Liabilities, Net	(3.9)	(227,773,188)
Net Assets	100.0	5,895,828,961

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,930,872,703. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $1,192,729,446. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,529,679,087 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $336,949,641.

(b) Affiliated issuers (see Notes to Financial Statements).

(c) At November 30, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) All or a portion of these securities were on loan. The value of all securities loaned at November 30, 2004 amounted to $222,336,718, which is 3.8% of net assets.

(g) Represents collateral held in connection with securities lending.

At November 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/16/2004	1,264	354,033,270	371,015,600	16,982,330

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $3,991,684,503) — including $222,336,718 of securities loaned	$ 5,117,791,790
Affiliated issuers (cost $141,985,017)	219,431,342
Scudder Cash Management QP Trust (cost $558,391,597)	558,391,597
Investment in Daily Asset Fund Institutional (cost $227,987,420)	227,987,420
Total investments in securities, at value (cost $4,920,048,537)	6,123,602,149
Receivable for investments sold	2,104,694
Dividends receivable	6,122,719
Interest receivable	890,524
Receivable for Fund shares sold	8,604,843
Other assets	104,446
Total assets	6,141,429,375
Liabilities
Payable for Fund shares redeemed	8,066,241
Payable upon return of securities loaned	227,987,420
Payable for daily variation margin on open futures contracts	600,400
Accrued management fee	3,301,725
Other accrued expenses and payables	5,644,628
Total liabilities	245,600,414
Net assets, at value	$ 5,895,828,961
Net Assets
Net assets consist of: Undistributed net investment income	8,675,174
Net unrealized appreciation (depreciation) on: Investments	1,203,553,612
Futures	16,982,330
Accumulated net realized gain (loss)	(293,295,283)
Paid-in capital	4,959,913,128
Net assets, at value	$ 5,895,828,961

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($4,170,471,779 ÷ 101,100,820 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 41.25
Maximum offering price per share (100 ÷ 94.25 of $41.25)	$ 43.77

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($915,356,000 ÷ 22,281,790 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 41.08

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($682,627,914 ÷ 16,598,413 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 41.13
Class I Net Asset Value, offering and redemption price per share ($8,959,655 ÷ 217,310 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 41.23
Class R Net Asset Value, offering and redemption price per share ($1,985,806 ÷ 48,177 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 41.22
Institutional Class Net Asset Value, offering and redemption price per share ($116,427,807 ÷ 2,822,803 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)	$ 41.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $127,780)	$ 132,162,078
Dividends — Affiliated issuers	4,934,618
Securities lending income, including income from Daily Assets Fund Institutional	69,662
Interest — Scudder Cash Management QP Trust	7,123,172
Interest — Unaffiliated issuers	369,602
Total Income	144,659,132
Expenses: Management fee	37,337,728
Distribution service fees	24,970,570
Services to shareholders	11,311,146
Custodian fees	202,743
Auditing	63,795
Legal	10,493
Directors' fees and expenses	64,395
Reports to shareholders	289,364
Registration fees	138,603
Other	159,562
Total expenses, before expense reductions	74,548,399
Expense reduction	(26,949)
Total expenses, after expense reductions	74,521,450
Net investment income (loss)	70,137,682
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	66,368,873
Futures	15,273,964
81,642,837
Net unrealized appreciation (depreciation) during the period on: Investments	566,824,358
Futures	12,406,421
579,230,779
Net gain (loss) on investment transactions	660,873,616
Net increase (decrease) in net assets resulting from operations	$ 731,011,298

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income (loss)	$ 70,137,682	$ 62,663,581
Net realized gain (loss) on investment transactions	81,642,837	63,615,895
Net unrealized appreciation (depreciation) on investment transactions during the period	579,230,779	737,940,146
Net increase (decrease) in net assets resulting from operations	731,011,298	864,219,622
Distributions to shareholders from: Net investment income: Class A	(54,732,203)	(42,572,167)
Class B	(7,366,782)	(11,815,008)
Class C	(4,819,429)	(4,539,592)
Class I	(213,229)	(431,822)
Class R	(9,722)	—
Institutional Class	(1,974,719)	(730,861)
Fund share transactions: Proceeds from shares sold	1,771,269,520	1,332,204,773
Reinvestment of distributions	60,430,374	52,831,867
Cost of shares redeemed	(1,380,408,419)	(1,128,961,175)
Net increase (decrease) in net assets from Fund share transactions	451,291,475	256,075,465
Increase (decrease) in net assets	1,113,186,689	1,060,205,637
Net assets at beginning of period	4,782,642,272	3,722,436,635
Net assets at end of period (including undistributed net investment income of $8,675,174 and $7,653,576, respectively)	$ 5,895,828,961	$ 4,782,642,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 36.44	$ 30.15	$ 36.74	$ 33.91	$ 30.45
Income (loss) from investment operations: Net investment income[a]	.59	.59	.53	.41	.65
Net realized and unrealized gain (loss) on investment transactions	4.81	6.28	(6.63)	2.94	5.74
Total from investment operations	5.40	6.87	(6.10)	3.35	6.39
Less distributions from: Net investment income	(.59)	(.58)	(.49)	(.52)	(.68)
Net realized gains on investment transactions	—	—	—	—	(2.25)
Total distributions	(.59)	(.58)	(.49)	(.52)	(2.93)
Net asset value, end of period	$ 41.25	$ 36.44	$ 30.15	$ 36.74	$ 33.91
Total Return (%)[b]	14.97	23.18	(16.77)	9.94	24.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,170	2,983	2,056	2,101	1,661
Ratio of expenses before expense reductions (%)	1.14	1.27	1.27	1.27	1.30[c]
Ratio of expenses after expense reductions (%)	1.14	1.27	1.27	1.27	1.27[c]
Ratio of net investment income (loss) (%)	1.54	1.87	1.54	1.13	2.34
Portfolio turnover rate (%)	10	14	25	29	12

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.27% and 1.24%, respectively.

Class B
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 36.29	$ 30.01	$ 36.58	$ 33.75	$ 30.31
Income (loss) from investment operations: Net investment income[a]	.28	.34	.25	.12	.42
Net realized and unrealized gain (loss) on investment transactions	4.78	6.26	(6.62)	2.93	5.72
Total from investment operations	5.06	6.60	(6.37)	3.05	6.14
Less distributions from: Net investment income	(.27)	(.32)	(.20)	(.22)	(.45)
Net realized gains on investment transactions	—	—	—	—	(2.25)
Total distributions	(.27)	(.32)	(.20)	(.22)	(2.70)
Net asset value, end of period	$ 41.08	$ 36.29	$ 30.01	$ 36.58	$ 33.75
Total Return (%)[b]	14.02	22.19	(17.43)	9.03	23.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	915	1,150	1,243	1,609	1,375
Ratio of expenses before expense reductions (%)	1.96	2.08	2.08	2.08	2.14[c]
Ratio of expenses after expense reductions (%)	1.96	2.08	2.08	2.08	2.10[c]
Ratio of net investment income (loss) (%)	.72	1.06	.73	.32	1.51
Portfolio turnover rate (%)	10	14	25	29	12

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.10% and 2.06%, respectively.

Class C
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 36.34	$ 30.04	$ 36.61	$ 33.78	$ 30.34
Income (loss) from investment operations: Net investment income[a]	.30	.35	.26	.13	.42
Net realized and unrealized gain (loss) on investment transactions	4.79	6.28	(6.62)	2.93	5.73
Total from investment operations	5.09	6.63	(6.36)	3.06	6.15
Less distributions from: Net investment income	(.30)	(.33)	(.21)	(.23)	(.46)
Net realized gains on investment transactions	—	—	—	—	(2.25)
Total distributions	(.30)	(.33)	(.21)	(.23)	(2.71)
Net asset value, end of period	$ 41.13	$ 36.34	$ 30.04	$ 36.61	$ 33.78
Total Return (%)[b]	14.08	22.27	(17.42)	9.09	23.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	683	549	398	398	285
Ratio of expenses before expense reductions (%)	1.92	2.02	2.05	2.05	2.12[c]
Ratio of expenses after expense reductions (%)	1.92	2.02	2.05	2.05	2.08[c]
Ratio of net investment income (loss) (%)	.76	1.12	.76	.35	1.54
Portfolio turnover rate (%)	10	14	25	29	12

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 2.04%, respectively.

Class I
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 36.45	$ 30.15	$ 36.76	$ 33.92	$ 30.45
Income (loss) from investment operations: Net investment income[a]	.72	.74	.68	.58	.77
Net realized and unrealized gain (loss) on investment transactions	4.79	6.29	(6.64)	2.94	5.74
Total from investment operations	5.51	7.03	(5.96)	3.52	6.51
Less distributions from: Net investment income	(.73)	(.73)	(.65)	(.68)	(.79)
Net realized gains on investment transactions	—	—	—	—	(2.25)
Total distributions	(.73)	(.73)	(.65)	(.68)	(3.04)
Net asset value, end of period	$ 41.23	$ 36.45	$ 30.15	$ 36.76	$ 33.92
Total Return (%)	15.32	23.76	(16.40)	10.45	24.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	13	22	33	26
Ratio of expenses before expense reductions (%)	.81	.81	.80	.83	.86[b]
Ratio of expenses after expense reductions (%)	.81	.81	.80	.83	.85[b]
Ratio of net investment income (loss) (%)	1.87	2.33	2.01	1.57	2.73
Portfolio turnover rate (%)	10	14	25	29	12

[a] Based on average shares outstanding during the period.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.

Class R
Years Ended November 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[b]	.46	.02
Net realized and unrealized gain (loss) on investment transactions	4.84	2.55
Total from investment operations	5.30	2.57
Less distributions from: Net investment income	(.51)	—
Net asset value, end of period	$ 41.22	$ 36.43
Total Return (%)	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.029
Ratio of expenses (%)	1.48	1.30*
Ratio of net investment income (loss) (%)	1.20	.38*
Portfolio turnover rate (%)	10	14
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class
Years Ended November 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income (loss)[b]	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	4.81	6.30	(2.11)
Total from investment operations	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.73)	(.67)	(.15)
Net asset value, end of period	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	88	2
Ratio of expenses (%)	.83	.92	1.00*
Ratio of net investment income (loss) (%)	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	10	14	25

[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to November 30, 2002.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $265,489,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($197,418,000) and November 30, 2011 ($68,071,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 8,752,240
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (265,489,000)
Net unrealized appreciation (depreciation) on investments	$ 1,192,729,446

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distributions from ordinary income*	$ 69,116,084	$ 60,089,450

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $842,722,859 and $507,534,007, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

In addition, for the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $26,827, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of each class at 1.20% of average daily net assets for Class A, B and C shares and 1.00% of average daily net assets for Class I and Institutional Class shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended November 30, 2004, the amounts charged to the Fund by SISC were as follows:

	Total Aggregated	Unpaid at November 30, 2004
Class A	$ 5,753,412	$ 1,793,370
Class B	2,202,319	684,530
Class C	1,026,162	321,292
Class I	8,676	2,661
Class R	2,122	2,122
Institutional Class	106,943	—
	$ 9,099,634	$ 2,803,975

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 7,664,748	$ 540,646
Class C	4,676,860	430,883
Class R	2,119	440
	$ 12,343,727	$ 971,969

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annual Effective Rate
Class A	$ 8,487,879	$ 647,938.23%
Class B	2,579,841	216,509.25%
Class C	1,557,005	157,033.25%
Class R	2,118	509.25%
	$ 12,626,843	$ 1,021,989

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2004, aggregated $566,590 and $524, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2004, the CDSC for Class B and C shares aggregated $1,963,867 and $78,060, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2004, SDI received $21,415.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the custodian fee was reduced by $122 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2004 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at Nov. 30, 2003	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend Income ($)	Shares at Nov. 30, 2004	Value ($) at Nov. 30, 2004
Borders Group, Inc.	114,987,448	2,119	—	—	1,636,856	5,115,200	116,524,256
Universal Corp.	90,179,784	135,513	—	—	3,297,762	2,113,950	102,907,086
	205,167,232		—	—	4,934,618		219,431,342

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	37,144,546	$ 1,432,713,281	29,859,549	$ 948,106,486
Class B	3,522,449	135,232,347	4,986,043	157,692,886
Class C	4,406,906	169,412,755	4,374,232	139,548,057
Class I	24,609	937,210	336,680	10,369,195
Class R	48,632	1,876,876	805*	28,541*
Institutional Class	812,421	31,097,051	2,580,661	76,459,608
		$ 1,771,269,520		$ 1,332,204,773
Shares issued to shareholders in reinvestment of distributions
Class A	1,260,970	$ 47,887,748	1,205,730	$ 37,582,184
Class B	170,361	6,425,900	338,590	10,371,917
Class C	103,488	3,921,191	120,268	3,715,056
Class I	5,648	213,229	14,275	431,906
Class R	252	9,723	—	—
Institutional Class	51,958	1,972,583	21,862	730,804
		$ 60,430,374		$ 52,831,867
Shares redeemed
Class A	(19,163,540)	$ (739,088,745)	(17,420,078)	$ (546,940,784)
Class B	(13,096,568)	(501,404,231)	(15,069,806)	(469,578,199)
Class C	(3,020,083)	(116,237,079)	(2,632,176)	(82,217,860)
Class I	(162,446)	(6,258,143)	(742,008)	(21,362,153)
Class R	(1,512)	(58,681)	—	—
Institutional Class	(450,963)	(17,361,540)	(270,870)	(8,862,179)
		$ (1,380,408,419)		$ (1,128,961,175)
Net increase (decrease)
Class A	19,241,976	$ 741,512,284	13,645,201	$ 438,747,886
Class B	(9,403,758)	(359,745,984)	(9,745,173)	(301,513,396)
Class C	1,490,311	57,096,867	1,862,324	61,045,253
Class I	(132,189)	(5,107,704)	(391,053)	(10,561,052)
Class R	47,372	1,827,918	805*	28,541*
Institutional Class	413,416	15,708,094	2,331,653	68,328,233
		$ 451,291,475		$ 256,075,465

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder-Dreman High Return Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman High Return Equity Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman High Return Equity Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $137,097,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
Fred B. Renwick (1930) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Director, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	81123U-204	81123U-709	81123U-808	81123U-832
Fund Number	087	287	387	539

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	81123U-790
Fund Number	1506

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER DREMAN HIGH RETURN EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
November 30,     to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $53,101           $0             $9,371            $0
--------------------------------------------------------------------------------
2003             $44,320           $0             $7,735            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 November 30,        Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                    $281,500           $0                    $0
--------------------------------------------------------------------------------
2003                    $112,900           $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
November 30,      (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $9,371               $0               $386,601       $395,972
--------------------------------------------------------------------------------
2003            $7,735               $0              $3,759,685     $3,767,420
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman High Return Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman High Return Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005